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                                  EXHIBIT 10.1


        STOCK OPTION PLAN AS AMENDED EFFECTIVE JUNE 6, 1996
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1.01    Purpose of the Plan
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        The purpose of the Stock Option Plan (the "Plan") is to assist Cineplex
Odeon Corporation (the "Corporation") in attracting, retaining and motivating officers and employees of the Corporation and of its affiliates, associates and subsidiaries and to closely align the personal interests of such officers and employees with those of the shareholders by providing them with the opportunity, through options, to acquire common shares ("shares") in the capital of the Corporation.

2.01    Implementation
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        The Plan and the grant and exercise of any options under the Plan are subject to compliance with the applicable requirements of each stock exchange on which the shares of the Corporation are listed at the time of the grant of any options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject.

3.01    Administration
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        The Plan shall be administered by the Board of Directors of the
Corporation (the "Board"), a majority of which Board and a majority of the directors acting in the matter are "disinterested" persons within the meaning of Rule 16b-3 pursuant to Section 16 of the United States Securities Exchange Act of 1934, as amended, (the "1934 Act"). The Board shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to

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interpret the Plan, to prescribe, to amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable for the administration of the Plan.

        The Board may delegate any or all of its authority with respect to the administration of the Plan and any or all of the rights, powers and discretions with respect to the Plan granted to it hereunder to a committee which consists of not less than three members of the Board (the "Committee"), all of which Committee members are "disinterested" persons within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" for purposes of Section 162(m) of the United States Internal Revenue Code, as amended. Such Committee, as well as the Board, shall be entitled to exercise any or all of such authority, rights, powers and discretions with respect to the Plan. When used hereinafter in the Plan, "Board" shall be deemed to include a Committee acting on behalf of the Board.

4.01    Number of Shares Under the Plan
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        The number of shares (the "Optioned Shares") to be reserved, set aside and made available for issue under and in accordance with the Plan, subject to any adjustment of such number pursuant to the provisions of Paragraph 6.07 hereof, shall not exceed in the aggregate 17,646,716, or such greater number of shares as may be determined by the Board and approved by the shareholders of the Corporation and by any relevant stock exchange or regulatory authority.
Optioned Shares in respect of which options have terminated or expired without being fully exercised shall become available to be issued upon the exercise of options subsequently granted under the Plan.
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5.01    Eligibility
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        The persons eligible to participate in the Plan shall be those officers and full-time employees of the Corporation and its affiliates, associates and subsidiaries as the Board may from time to time designate as participants (collectively, the "Participants" and, individually, a "Participant") under the Plan. Non-employee directors of the Corporation shall not be eligible to participate in the Plan. Subject to the provisions of this Plan, the total number of Optioned Shares to be made available to each Participant, the time or times and price or prices at which options shall be granted, the time or times at which such options are exercisable, and any conditions or restrictions on the exercise of options, shall be in the full and final discretion of the Board.

6.00    Terms and Conditions
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        All options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.01    Exercise Price
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        Subject to any adjustment pursuant to the provisions of Paragraph 6.07 hereof, the exercise price to each Participant for each Optioned Share shall be as determined by the Board but shall in no event be less than the Market Price on the date on which the grant of the option is approved by the Board.
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        For the purposes of this Paragraph 6.01, "Market Price" at any date in respect of the shares means the closing sale price of the shares of the Corporation on The Toronto Stock Exchange or The New York Stock Exchange, as may be selected for such purpose by the Board (or, if such shares are not then listed and posted for trading on The Toronto Stock Exchange or The New York Stock Exchange, on such stock exchange in Canada or the United States on which such shares are listed and posted for trading as may be selected for such purpose by the Board), on the trading day immediately preceding such date. In the event that such shares did not trade on such trading day, the Market Price shall be the average of the bid and ask prices in respect of such shares at the close of trading on such trading day. In the event that such shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such shares as determined by the Board in its sole discretion.

6.02    Limit on Shares Subject to Option
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        (a)       No Participant shall at any time hold options entitling such
Participant to acquire more than 5% of the issued and outstanding shares of the Corporation, on a non-diluted basis.

        (b) No options shall be granted to any Participant if such grant could result, at any time, in:
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                (i)    the number of shares reserved for issuance pursuant to
                options granted to Insiders exceeding 10% of the issued and outstanding shares of the Corporation;

                (ii) the issuance to Insiders, within a one-year period, of a number of shares exceeding 10% of the issued and outstanding shares of the Corporation; or

                (iii) the issuance to any one Insider, or other Participant, within a one-year period, of a number of shares exceeding 5% of the issued and outstanding shares of the Corporation.

                For the purposes of this Subparagraph 6.02(b), "Insider" means any insider, as such term is defined in Subsection 1(1) of the Securities Act (Ontario), of the Corporation, other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary, and includes any "associate", as such term is defined in Subsection 1(1) of the Securities Act (Ontario), of any such insider and the phrase "issued and outstanding shares" excludes any shares of the Corporation issued pursuant to the Plan or pursuant to any options for services, employee stock purchase or stock option plans or any other plans, over a preceding one-year period.
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6.03    Option Agreement
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        All options shall be granted under the Plan by means of an agreement
(the "Option Agreement") between the Corporation and each Participant in such form as may be approved by the Board, such approval to be conclusively evidenced by the execution of the Option Agreement by the President or any two (2) directors or officers of the Corporation.

6.04    Length of Grant
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        All options granted under the Plan shall expire not later than the date which is ten (10) years from the date such options were granted.

6.05    Non-Transferability of Options
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        An option granted under the Plan shall not be transferrable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument or the laws of succession, descent and distribution and may be exercisable during the lifetime of the Participant only by such Participant, his guardian or legal representative.
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6.06    Third Party Offer
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        If at any time when an option granted under the Plan remains unexercised with respect to any Optioned Shares, an offer to purchase all of the common shares of the Corporation is made by a third party, the Corporation may, upon giving each Participant written notice to that effect, require the acceleration of the time for the exercise of the option rights granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.07    Adjustment of Option Rights in Certain Events
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        In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification (other than pursuant to the Plan), amalgamation, merger, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board may make such adjustments, if any, of the number of Optioned Shares, or of the exercise price, or both, as it shall deem appropriate to give proper effect to such event. In any such event, the maximum number of shares available under the Plan may be appropriately adjusted by the Board. If (a) the Corporation proposes to enter into a transaction contemplated in Subsection 182(1) of the Business Corporations Act (Ontario);
(b) the Corporation proposes to make an issuer bid or proposes to enter into a merger, amalgamation or other corporate arrangement or reorganization; or (c) there occurs or is proposed a sale or transfer of all, or substantially all of the undertaking, property or assets of the Corporation, the Board may, in a fair and equitable manner, determine the manner in which all unexercised option rights granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such rights by the Participants and of the time for the fulfilment of any conditions or restrictions on such
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exercise, or declaring that each outstanding option shall be automatically vested and exercisable in full. All determinations of the Board under this Paragraph 6.07 shall be conclusive and final.

7.01    Termination and Amendment of Plan
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        The Board, without further action on the part of the shareholders, may amend or terminate the Plan, provided that no such action may materially and adversely affect the rights under any options earlier granted to a Participant under the Plan without the consent of the Participant. Any such amendment shall, if required, be subject to any approvals required under applicable law or under the applicable rules of any stock exchange on which the common shares of the Corporation are listed and posted for trading. All amendments to the terms of the Plan must be approved by the shareholders if the amendment would:



        (a) materially increase the benefits accruing to Participants under the Plan;


        (b) increase the number of securities which may be issued under the Plan; or


        (c) materially modify the requirements as to eligibility for participation in the Plan.
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8.01    No Further Rights
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        Nothing contained in the Plan nor in any option granted hereunder shall give any Participant or any other person, any interest or title in or to any shares of the Corporation or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan or any Option Agreement issued pursuant to the Plan and pursuant to the exercise of any option, nor shall it confer upon the Participants any rights to continue as an employee or executive of the Corporation or of its subsidiaries.

9.01    Compliance with Laws
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        The obligations of the Corporation to sell shares and deliver share certificates under the Plan are subject to such compliance by the Corporation and the Participants as the Corporation deems necessary or advisable with all applicable corporate and securities laws, rules and regulations.